UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2017

Wells Fargo

Global Dividend Opportunity Fund (EOD)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results while bond markets were hurt by a rise in interest rates during the latter part of 2016.

Dear Shareholder:

As the new president of Wells Fargo Funds, now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this semi-annual report for the Wells Fargo Global Dividend Opportunity Fund for the six-month period that ended April 30, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results while bond markets were hurt by a rise in interest rates during the latter part of 2016. U.S. and international stocks returned 13.31% and 10.37%, respectively, for the six-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.67%.

During the last two months of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the end of 2016. The buoyant environment sent interest rates higher as well. At its mid-December meeting, U.S. Federal Reserve (Fed) officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar. Rising inflation across the eurozone and Japan caused an upward shift in yield curves in those areas, although developed-country bond yields remained significantly lower than U.S. Treasury yields.

Globally, stocks delivered positive results and economies showed improvement in the first four months of 2017.

Stocks rallied globally, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Municipal bond returns were also positive during the first four months of 2017, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also advanced as political risk declined. In the first round of French presidential elections, Emmanuel Macron, a pro-EU candidate, garnered the most votes. Non-U.S. bonds also benefited from a decline in perceived risk, with credit spreads continuing to narrow.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning on December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

On March 1, 2017, the Fund announced the commencement of a managed distribution plan, effective beginning with the quarterly distribution to be declared in May 2017 and paid in July 2017, that provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any.

Also, on March 1, 2017, the Fund announced a number of changes approved by the Board of Trustees to become effective on May 1, 2017, including the adoption of a multi-sleeve investment approach and the use of leverage. In connection with the multi-sleeve investment approach, under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve which is comprised primarily of common stocks and up to 20% preferred stocks. The remaining 20% of the Fund’s total assets are allocated to a separate high-yield sleeve that consists primarily of below-investment-grade debt securities, loans and preferred stocks. The principal investment strategy, limitations, and restrictions previously in place for the Fund will apply to the equity sleeve of the Fund, except that the normal allocation range for foreign investments in the equity sleeve will be modified to be a typical range of 40% to 70% of the equity sleeve’s total assets, and the normal allocation for preferred stocks in the equity sleeve will be no more than 20% of the equity sleeve’s total assets. The high-yield sleeve may invest in U.S. dollar-denominated securities of foreign issuers (excluding emerging markets issuers), convertible securities, corporate loans, asset-backed securities (but not mortgage-backed securities), real estate investment trusts (REITS) and derivatives. In connection with these changes, the Fund is no longer expected to make significant use of the dividend capture strategy that the Fund has used since inception. In addition, the Fund intends to borrow money as a form of leverage in order to seek to obtain a higher return.

Further details regarding these changes can be found in a press release dated March 1, 2017, which can be accessed at wellsfargofunds.com under the “Press Room” tab.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian L. Chan, CFA®

Timothy P. O’Brien, CFA®

Average annual total returns (%) as of April 30, 20171

	6 Months	1 Year	5 Year	10 Year
Based on market value	13.32	8.59	3.84	(0.20)
Based on net asset value (NAV)	5.94	2.80	5.11	1.02
Global Dividend Opportunity Blended Index[2]	8.45	11.61	8.33	3.96

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended April 30, 2017, was 1.11%.

Comparison of NAV vs. market value[3]

The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counter parts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	5

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 13.32% for the six-month period that ended April 30, 2017. During the same period, the Fund’s return based on its net asset value (NAV) was 5.94%. Based on its NAV return, the Fund underperformed relative to the Global Dividend Opportunity Blended Index, which returned 8.45%.

Overview

At the end of October 2016, the Fund held more positions in foreign (primarily European) stocks than in U.S. stocks. That remained the case as of the end of the current reporting period. We view European stocks as cheap relative to their U.S. counterparts; we believe Europe lags the U.S. by several years in its economic recovery but is likely to catch up eventually.

U.S. economic growth chugged along at a roughly 2% rate during the reporting period, ahead of growth in both Europe and Japan. Although U.S. employment improved, labor-force participation and number of hours worked remained depressed. U.S. jobs growth remained anemic, stuck at around 170,000 jobs added per month—a slight decline compared with the previous reporting period’s average monthly jobs growth. In Europe and Japan, recovery remained elusive despite massive monetary stimulus following several years of near-depression economic conditions. Internationally, the Fund maintained a modestly higher exposure to Europe relative to the Global Dividend Opportunity Blended Index in anticipation of European economic improvement. We generally have continued to find more attractive opportunities within the U.S. and European markets than in Asian markets, as has historically been the case. The Fund’s exposure to Asian equity markets thus remains limited.

During the period, new positions added to the Fund included American Electric Power Company, Incorporated; Yext, Incorporated; Condor Hospitality Trust, Incorporated; Just Energy Group, Incorporated; Kimbell Royalty Partners, LP; Newtek Business Services Corporation; National Grid plc; Telefonica Deutschland Holding AG; and Pacific Gas & Electric Corporation. Stock positions eliminated during the period included Armada Hoffler Properties, Incorporated; Ashford Hospitality Trust, Incorporated; ACCIONA, S.A.; Preferred Apartment Communities, Incorporated; Chimera Investment Corporation preferred series A; CenturyLink, Incorporated; Equinix, Incorporated; Summit Hospitality Group, Limited; Orange S.A.; Sotherly Hotels Incorporated notes; and Syntel. In addition, positions in the following companies were reduced: Chatham Lodging Trust; Physicians Realty Trust; Frontier Communications Corporation (sold from the Fund during the reporting period); Assicurazioni Generali S.p.A; Red Electrica Corporacion SA; Spark Energy, Incorporated; and Veolia Environnement S.A.

Ten largest holdings (%) as of April 30, 2017[4]
Enel SpA	5.96
Enagas SA	5.28
Chunghwa Telecom Company Limited ADR	5.09
PG&E Corporation	4.48
National Grid plc	4.33
Terna SpA	4.22
Red Electrica Corporacion SA	3.91
Shenandoah Telecommunications Company	3.74
Deutsche Post AG	3.61
Edison International	2.67

Sector distribution as of April 30, 2017[5]

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is weighted 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 35% BofA Merrill Lynch Core Fixed Rate Preferred Securities Index. The MSCI AWCI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Detractors from performance

The Fund’s results were negatively affected by exposure to the euro and by the performance of a number of the Fund’s stock holdings. Companies that detracted included Enagás S.A.; Red Electrica Corporacion SA; Chunghwa Telecom Company, Limited; Terna S.p.A.; Severn Trent Plc; Poste Italiane S.p.A.; SCANA Corporation; and Physicians Realty Trust. Enagás struggled with high leverage and weak growth as two key projects stalled. Red Eléctrica awaited resolution of a protracted regulatory proceeding needed to clarify its prospects for rate-based growth. Chunghwa surprised investors with a weak set of results in the first quarter. Terna’s new five-year business plan focusing on regulated capital expansion and increasing unregulated profits initially proved to be a bit disappointing to investors. Severn Trent struggled as U.K. investors moved out of perceived safe-haven stocks and into cyclicals in the wake of the U.K.’s Brexit vote. Scana suffered after Westinghouse—the prime contractor involved in building its new nuclear power plant—filed for bankruptcy, thus casting a shadow over Scana’s construction project. Physicians Realty, which had been executing its business plan flawlessly, suffered along with many other real estate investment trusts due to investors’ interest-rate concerns.

The Fund’s option-overlay sleeve detracted slightly from performance during the period. Risk increased as stocks rallied in the aftermath of the Italian referendum in December 2016, and eurozone positions within the sleeve were covered at a loss.

Contributors to performance

Performance contributors included Enel S.p.A., Assicurazioni Generali, Deutsche Post AG, Shenandoah Telecommunications Company, Spark Energy, Hera S.p.A., and Chatham Lodging Trust. Enel continued to trade at a discount to peers in spite of above-average earnings and dividend growth. Assicurazioni Generali saw tangible improvement in operating results and is rumored to be an acquisition target. Deutsche Post expanded its share of the market and enjoyed attractive growth while trading at what we perceived to be a discount. Shenandoah Telecom continued to work hard at integrating its nTelos acquisition that closed a year ago and at getting its earnings back on track. Spark Energy managed to increase market share, revenues, and profits—both organically and through merger and acquisition activity as well as through integration of retail customer bases. Hera was able to offset flat revenues with good cost controls and was able to lower its interest expense while increasing margins. Chatham Lodging continued to see decent growth in both rental rates and occupancy despite ongoing concerns about increased supply.

Outlook

We currently see what appears to be a modest but reasonably solid economic recovery in the U.S. and, to a lesser extent, in Europe. While stronger economic growth would be positive for the economy and for stock investors, stronger economic growth also could trigger rising interest rates as monetary stimulus is withdrawn. This sequence of events could potentially be a headwind for preferred stocks and for higher-dividend-yielding common stocks, such as utilities stocks. With inflation seemingly well contained, we do not currently anticipate substantially higher interest rates.

Country allocation as of April 30, 2017[5]

Portfolio of investments—April 30, 2017 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 69.40%

France: 0.22%
Veolia Environnement SA (Utilities, Multi-Utilities)	34,400	$653,510

Germany: 5.06%
Deutsche Post AG (Industrials, Air Freight & Logistics)	300,000	10,784,067
Telefonica Deutschland Holding AG (Telecommunication Services, Diversified Telecommunication Services)	900,000	4,362,645

		15,146,712

Italy: 15.69%
Assicurazioni Generali SpA (Financials, Insurance)	200,000	3,165,505
Enel SpA (Utilities, Electric Utilities)	3,750,000	17,826,390
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	777,215
Hera SpA (Utilities, Multi-Utilities)	2,000,000	5,721,002
Poste Italiane SpA (Financials, Insurance)	1,000,000	6,851,695
Terna SpA (Utilities, Electric Utilities)	2,500,000	12,608,644

		46,950,451

Spain: 9.19%
Enagas SA (Energy, Oil, Gas & Consumable Fuels)	600,000	15,783,953
Red Electrica Corporacion SA (Utilities, Electric Utilities)	600,000	11,699,079

		27,483,032

Taiwan: 5.09%
Chunghwa Telecom Company Limited ADR (Telecommunication Services, Diversified Telecommunication Services)	450,000	15,228,000

United Kingdom: 9.69%
National Grid plc (Utilities, Multi-Utilities)	1,000,001	12,952,005
Pennon Group plc (Utilities, Water Utilities)	100,000	1,109,986
Severn Trent plc (Utilities, Water Utilities)	250,000	7,528,345
SSE plc (Utilities, Electric Utilities)	200,000	3,603,244
United Utilities Group plc (Utilities, Water Utilities)	300,000	3,782,629

		28,976,209

United States: 24.46%
American Electric Power Company Incorporated (Utilities, Electric Utilities)	50,000	3,391,500
Chatham Lodging Trust (Real Estate, Equity REITs)	300,000	5,808,000
Condor Hospitality Trust Incorporated (Real Estate, Equity REITs)	475,000	5,082,500
CorEnergy Infrastructure Trust Incorporated (Real Estate, Equity REITs)	18,000	656,640
Edison International (Utilities, Electric Utilities)	100,000	7,997,000
Hersha Hospitality Trust (Real Estate, Equity REITs)	10,000	247,500
Kimbell Royalty Partners LP (Energy, Oil, Gas & Consumable Fuels)	213,000	4,029,960
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	10,000	156,000
Newtek Business Services Corporation (Financials, Capital Markets)	30,000	495,300
PennyMac Mortgage Investment Trust (Financials, Mortgage REITs)	25,000	633,500
PG&E Corporation (Utilities, Electric Utilities)	200,000	13,410,000
Physicians Realty Trust (Real Estate, Equity REITs)	125,000	2,455,000
PNM Resources Incorporated (Utilities, Electric Utilities)	100,000	3,725,000
SCANA Corporation (Utilities, Multi-Utilities)	50,000	3,315,500

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2017 (unaudited)

Security name			Shares	Value

United States (continued)
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			350,000	$11,200,000
Spark Energy Incorporated Class A (Utilities, Electric Utilities)			164,981	5,922,818
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)			100,000	4,591,000
Yext Incorporated (Information Technology, Internet Software & Services) †			4,000	59,360

				73,176,578

Total Common Stocks (Cost $181,439,017)				207,614,492

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 0.68%

United States: 0.68%
BreitBurn Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) (s)	8.63%	10-15-2020	$4,180,000	2,037,750

Total Corporate Bonds and Notes (Cost $3,629,544)				2,037,750

	Dividend yield		Shares

Preferred Stocks: 17.42%

Bermuda: 0.43%
Aspen Insurance Holdings Limited (Financials, Insurance)	5.63		53,000	1,293,200

Canada: 1.59%
Just Energy Group Incorporated (Utilities, Multi-Utilities) ±	4.60		175,000	4,758,250

Cayman Islands: 0.21%
Global Indemnity Limited (Financials, Insurance)	7.88		25,000	627,750

Marshall Islands: 4.48%
Diana Shipping Incorporated (Industrials, Marine)	8.50		150,000	3,825,000
Navios Maritime Holdings Incorporated (Industrials, Marine) †	0.00		59,000	1,041,409
Safe Bulkers Incorporated (Industrials, Marine)	8.00		50,000	958,500
Scorpio Bulkers Incorporated (Industrials, Marine)	7.50		105,000	2,567,250
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	964,000
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25		160,000	4,024,000

				13,380,159

Monaco: 0.22%
GasLog Limited Series A (Energy, Oil, Gas & Consumable Fuels)	8.75		25,000	647,000

United States: 10.49%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		100,040	2,440,976
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.75		3,000	70,710
Ashford Hospitality Prime Incorporated (Real Estate, Equity REITs)	5.50		36,000	729,000
Axis Capital Holdings Incorporated (Financials, Insurance)	5.50		20,000	484,400
B Riley Financial Incorporated (Financials, Capital Markets)	7.50		100,000	2,593,000
Capital One Financial Corporation (Financials, Consumer Finance)	6.00		50,000	1,290,000
CorEnergy Infrastructure Trust Incorporated (Real Estate, Equity REITs)	7.38		67,602	1,689,374
Dominion Resources Incorporated (Utilities, Multi-Utilities)	5.25		125,000	3,072,500
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.00		25,000	640,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	9

Security name	Dividend yield		Shares	Value

United States (continued)
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.75%		5,000	$129,300
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	1,294,475
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services) †	0.00		61,786	445
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	7.90		10,000	254,900
Medley LLC (Financials, Diversified Financial Services)	6.88		120,000	2,948,400
NuStar Energy LP (Energy, Oil, Gas & Consumable Fuels) ±	17.28		5,000	126,750
Public Storage (Real Estate, Equity REITs)	4.90		30,000	704,700
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.50		70,000	1,743,000
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.75		125,000	3,118,750
Saratoga Investment Corporation (Financials, Capital Markets)	6.75		200,000	5,256,000
Tsakos Energy Navigation Limited (Energy, Oil, Gas & Consumable Fuels)	5.43		10,000	250,900
United States Cellular Corporation (Telecommunication Services, Wireless Telecommunication Services)	7.25		95,000	2,547,900

				31,385,980

Total Preferred Stocks (Cost $53,033,257)				52,092,339

		Expiration date

Rights: 0.00%

United States: 0.00%
Safeway Casa Ley Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		1-30-2019	750,000	1
Safeway PDC LLC Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		7-30-2017	750,000	1

Total Rights (Cost $795,000)				2

Warrants: 0.00%

United States: 0.00%
Energy & Exploration Partners Incorporated (Energy, Oil, Gas & Consumable Fuels) †(a)		5-1-2017	9	0
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	517

Total Warrants (Cost $0)				517

	Yield

Short-Term Investments: 4.81%

Investment Companies: 4.81%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.68		14,399,815	14,399,815

Total Short-Term Investments (Cost $14,399,815)				14,399,815

Total investments in securities (Cost $253,296,633) *	92.31%	276,144,915
Other assets and liabilities, net	7.69	22,995,285

Total net assets	100.00%	$299,140,200

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2017 (unaudited)

†	Non-income-earning security

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $252,270,875 and unrealized gains (losses) consists of:

Gross unrealized gains	$34,982,761
Gross unrealized losses	(11,108,721)

Net unrealized gains	$23,874,040

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2017 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $238,896,818)	$261,745,100
In affiliated securities, at value (cost $14,399,815)	14,399,815

Total investments, at value (cost $253,296,633)	276,144,915
Cash	750,000
Foreign currency, at value (cost $3,413,215)	3,411,562
Receivable for investments sold	18,094,468
Receivable for dividends	1,892,487
Prepaid expenses and other assets	25,501

Total assets	300,318,933

Liabilities
Payable for investments purchased	889,198
Written options, at value (premiums received $28,319)	43,758
Advisory fee payable	231,175
Administration fee payable	12,167
Accrued expenses and other liabilities	2,435

Total liabilities	1,178,733

Total net assets	$299,140,200

NET ASSETS CONSIST OF
Paid-in capital	$664,963,454
Overdistributed net investment income	(4,854,746)
Accumulated net realized losses on investments	(383,844,318)
Net unrealized gains on investments	22,875,810

Total net assets	$299,140,200

NET ASSET VALUE PER SHARE
Based on $299,140,200 divided by 45,433,567 shares issued and outstanding (unlimited shares authorized)	$6.58

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2017 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $310,952)	$7,789,304
Interest	50,831
Income from affiliated securities	46,819

Total investment income	7,886,954

Expenses
Advisory fee	1,361,533
Administration fee	71,660
Custody and accounting fees	26,732
Professional fees	82,328
Shareholder report expenses	11,166
Trustees’ fees and expenses	14,512
Transfer agent fees	15,215
Other fees and expenses	3,625

Total expenses	1,586,771

Net investment income	6,300,183

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(12,759,283)
Written options	(413,519)

Net realized losses on investments	(13,172,802)

Net change in unrealized gains (losses) on:
Unaffiliated securities	21,942,893
Written options	(15,439)

Net change in unrealized gains (losses) on investments	21,927,454

Net realized and unrealized gains (losses) on investments	8,754,652

Net increase in net assets resulting from operations	$15,054,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Dividend Opportunity Fund	13

	Six months ended April 30, 2017 (unaudited)	Year ended October 31, 2016

Operations
Net investment income	$6,300,183	$29,461,013
Net realized losses on investments	(13,172,802)	(53,556,545)
Net change in unrealized gains (losses) on investments	21,927,454	3,315,005

Net increase (decrease) in net assets resulting from operations	15,054,835	(20,780,527)

Distributions to shareholders from
Net investment income	(12,278,153)	(28,078,795)

Capital share transactions
Cost of shares repurchased	(2,550,847)	(19,215,622)

Total increase (decrease) in net assets	225,835	(68,074,944)

Net assets
Beginning of period	298,914,365	366,989,309

End of period	$299,140,200	$298,914,365

Undistributed (overdistributed) net investment income	$(4,854,746)	$1,123,224

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2017 (unaudited)	Year ended October 31
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.51	$7.47	$8.53	$8.40	$8.25	$8.92
Net investment income	0.14	0.62	0.68	0.78	0.84	0.91
Net realized and unrealized gains (losses) on investments	0.19	(1.09)	(1.02)	0.07	0.15	(0.46)

Total from investment operations	0.33	(0.47)	(0.34)	0.85	0.99	0.45
Distributions to shareholders from
Net investment income	(0.27)	(0.59)	(0.62)	(0.72)	(0.83)	(0.86)
Tax basis return of capital	0.00	0.00	(0.10)	0.00	(0.01)	(0.26)

Total distributions to shareholders	(0.27)	(0.59)	(0.72)	(0.72)	(0.84)	(1.12)
Anti-dilutive effect of shares repurchased	0.01	0.10	0.00	0.00	0.00	0.00
Net asset value, end of period	$6.58	$6.51	$7.47	$8.53	$8.40	$8.25
Market value, end of period	$5.99	$5.54	$6.33	$7.96	$7.56	$7.98
Total return based on market value[1]	13.32%	(3.40)%	(11.80)%	15.29%	5.55%	9.79%
Ratios to average net assets (annualized)
Net expenses	1.11%	1.09%	1.10%	1.07%	1.08%	1.08%
Net investment income	4.40%	9.00%	8.52%	9.02%	10.26%	10.82%
Supplemental data
Portfolio turnover rate	57%	134%	141%	76%	163%	93%
Net assets, end of period (000s omitted)	$299,140	$298,914	$366,989	$419,257	$412,920	$405,457

[1]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	15

1. ORGANIZATION

The Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically

16	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	17

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term	Long-term
$193,644,982	$17,121,810	$105,475,533	$55,021,317

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
France	$653,510	$0	$0	$653,510
Germany	15,146,712	0	0	15,146,712
Italy	46,950,451	0	0	46,950,451
Spain	27,483,032	0	0	27,483,032
Taiwan	15,228,000	0	0	15,228,000
United Kingdom	28,976,209	0	0	28,976,209
United States	73,176,578	0	0	73,176,578

Corporate bonds and notes	0	2,037,750	0	2,037,750

Preferred stocks
Bermuda	1,293,200	0	0	1,293,200
Canada	4,758,250	0	0	4,758,250
Cayman Islands	0	627,750	0	627,750
Marshall Islands	13,380,159	0	0	13,380,159
Monaco	647,000	0	0	647,000
United States	25,096,809	6,289,171	0	31,385,980

Rights
United States	0	2	0	2

Warrants
United States	0	517	0	517

Short-term investments
Investment companies	14,399,815	0	0	14,399,815
Total assets	$267,189,725	$8,955,190	$0	$276,144,915
Liabilities
Written options	$0	$43,758	$0	$43,758
Total liabilities	$0	$43,758	$0	$43,758

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2017, preferred stocks with a market value of $3,170,421 were transferred from Level 1 to Level 2 because of a decrease in the market activity of these securities. In addition preferred stocks with a market value of $6,418,000 were transferred from Level 2 to Level 1 because of an increase in the market activity of these securities. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	19

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

During the six months ended April 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $6,690 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2017 and the year ended October 31, 2016, the Fund did not issue any shares.

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2017, the Fund purchased 479,856 of its shares on the open market at a total cost of $2,550,847 (weighted average price per share of $5.32). The weighted average discount of these repurchased shares was 15.52%.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2017 were $149,088,978 and $173,159,494, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2017, the Fund entered into written options for income generating purposes.

During the six months ended April 30, 2017, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2016	0	$0
Options written	1,086	125,586
Options expired	0	0
Options closed	(908)	(97,267)
Options exercised	0	0
Options outstanding at April 30, 2017	178	$28,319

Open call options written at April 30, 2017 were as follow for the Fund:

Expiration date	Counterparty	Description	Number of contracts	Strike price	Value
5-19-2017	Goldman Sachs	FTSE MIB Index	178	21,405 EUR	$(43,758)

The Fund had an average of 112 written option contracts during the six months ended April 30, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an

20	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of liabilities
Written options	Goldman Sachs	$43,758	$0	$0	$43,758

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In December 2016, FASB issued ASU No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	21

collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

12. SUBSEQUENT DISTRIBUTION

Under the managed distribution plan, on May 17, 2017, the Fund declared a distribution of $0.16483 per share payable on July 3, 2017 to shareholders of record on June 12, 2017. This distribution is not reflected in the accompanying financial statements.

22	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2016. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$2,378,734	$0.0518	62.80%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 6, 2017, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net assets voted “For”	Isaiah Harris, Jr.	192,684,393
Net assets voted “Withhold”		15,848,558
Net assets voted “For”	David F. Larcker	192,649,215
Net assets voted “Withhold”		15,883,736
Net assets voted “For”	Olivia S. Mitchell	192,868,397
Net assets voted “Withhold”		15,664,554

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	23

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

24	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010; Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

Automatic dividend reinvestment plan	Wells Fargo Global Dividend Opportunity Fund	25

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

26	Wells Fargo Global Dividend Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303210 06-17 SGDO/SAR158 04-17

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2016 to 5/31/2016	0	0	0	7,098,300.10
6/1/2016 to 6/30/2016	0	0	0	7,098,300.10
7/1/2016 to 7/31/2016	0	0	0	7,098,300.10
8/1/2016 to 8/31/2016	0	0	0	7,098,300.10
9/1/2016 to 9/30/2016	0	0	0	7,098,300.10
10/1/2016 to 10/31/2016	76,871	$8.24	76,871	7,021,429.10
11/1/2016 to 11/30/2016	254,606	$7.81	254,606	6,766,823.10
12/1/2016 to 12/31/2016	0	0	0	6,766,823.10
1/1/2017 to 1/31/2017	0	0	0	6,766,823.10
2/1/2016 to 2/28/2017	0	0	0	6,766,823.10
3/1/2017 to 3/31/2017	94,670	$8.48	94,670	6,672,153.10
4/1/2017 to 4/30/2017	37,600	$8.60	37,600	6,634,553.10

Total	463,747	$8.08	463,747	6,634,553.10

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending on December 31, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	June 23, 2017

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	June 23, 2017